UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

Ten Penn Center, 1801 Market Street, Philadelphia, PA		19103-1699
(Address of principal executive offices)		(Zip Code)

215-977-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Form 8-K makes available information regarding the computation of the supplemental ratio of earnings to fixed charges for Sunoco, Inc. and subsidiaries for the three months ended March 31, 2003, for the six months ended June 30, 2003, for the nine months ended September 30, 2003 and for the twelve months ended December 31, 2003. This information is being filed pursuant to Item 8.01 of Form 8-K and, accordingly, will be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit

12	Statements re Sunoco, Inc. and Subsidiaries Computation of Ratio of Earnings to Fixed Charges for the Three Months Ended March 31, 2003, for the Six Months Ended June 30, 2003, for the Nine Months Ended September 30, 2003 and for the Twelve Months Ended December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO, INC.
(Registrant)

Date: September 22, 2004

	By:	/s/ JOSEPH P. KROTT
Joseph P. Krott Comptroller (Principal Accounting Officer)